SEVERANCE AGREEMENT AND GENERAL RELEASE

     This Severance Agreement and Release of All Claims (hereinafter “Agreement”) is made and entered into by and between ACTION PERFORMANCE COMPANIES, INC., a corporation organized under the laws of the state of Arizona (hereinafter referred to as “Employer”), and R. DAVID MARTIN (hereinafter referred to as “Employee”).

RECITALS

     WHEREAS, Employee has been employed by Employer as its Chief Financial Officer, Secretary, and Treasurer, and as a Director.

     WHEREAS, Employee has executed the resignation letter attached hereto as Exhibit A, indicating Employee’s employment and any other duties with Employer and its subsidiaries have terminated effective October 8, 2004 (“Cessation Date”); and

     WHEREAS, the parties, in order to settle and compromise fully and finally any and all claims and potential claims arising out of Employee’s employment and the cessation thereof, have agreed to resolve these matters on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

     1. Recitals. The recitals set forth above are true, accurate, and correct, and are incorporated in this Agreement by this reference and made a material part of this Agreement.

     2. Consideration.

          A. Severance Payments. In consideration for Employee’s execution of and compliance with this Agreement, Employer agrees tender to Employee severance in the amount of Four Hundred and One Thousand and Seven Hundred Dollars and 00/100 ($401,700.00) (“Severance Pay”), which represents one year of (gross) base pay. Said Severance Pay shall be payable to Employee as follows: (a) $100,425, minus statutory deductions, by check on the date of execution of this Agreement; and (b) three payments of $100,425, minus statutory deductions, payable on each of January 8, 2005, April 8, 2005, and July 8, 2005. The period commencing on Cessation Date and ending on October 8, 2005 shall be referred to as the “Severance Period”. The parties agree that the first installment shall be tendered to Employee within ten (10) business days of Employee’s execution of this Agreement and its presentation to Employer, provided Employee has not revoked this Agreement under Paragraph 11 hereto.

          B. Stock Options. The parties hereto acknowledge that, as of the date of this Agreement, Employee holds the options to purchase common stock of Employer (the “Options”), as set forth on Exhibit B-1. The Options set forth on Exhibit B-2 shall be exercised by Employee within 90 days of the Cessation Date or cancelled pursuant to their terms. As further and additional consideration for Employee’s execution of and compliance with this Agreement, and notwithstanding any provision of Employer’s stock option plans or any stock option agreement with Employee covering such Options to the contrary, Employer shall extend the expiration date of the Options set forth on Exhibit B-3 to, and Employee shall have the right to exercise such Options set forth on Exhibit B-3 until, the date that is the one year anniversary date of the Cessation Date. All other Options set forth on Exhibit B-1 that are not set forth on Exhibits B-2 or B-3 shall be cancelled as of the Cessation Date.

          C. COBRA Premium Reimbursement. As further and additional consideration for Employee’s execution of and compliance with this Agreement, Employer shall reimburse the cost of the premium for continuation of group health insurance coverage for Employee, his spouse and dependents, to the extent they were plan participants as of Employee’s Cessation Date, should Employee, his spouse and dependents (collectively referred to as Employee’s Qualified Beneficiaries) elect continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1987, as amended, (COBRA) until November 1, 2005, or until Employee and Employee’s Qualified Beneficiaries are covered under another health insurance plan, whichever is earlier. Employee understands, acknowledges and agrees that in no event shall Employee continue to pay the premium for continued group health insurance coverage for Employee and/or his Qualified Beneficiaries any time after November 1, 2005 and, thereafter. Commencing with coverage for the month of December 2005, Employee and his Qualified Beneficiaries shall be fully and solely financially responsible for the payment of premiums for the continuation of group health insurance coverage for themselves under COBRA. Further, Employee acknowledges and agrees that, if Employee is eligible for such coverage, he has received a COBRA notice advising Employee of Employee’s rights to continuation coverage for group health insurance.

     3. Adequate Consideration. Employee acknowledges and agrees that the consideration to Employee set forth in Paragraph 2 (including Subparagraphs) of this Agreement is in addition to anything of value to which Employee is, as a matter of law, otherwise entitled. Employee represents and agrees that he is not entitled to and shall not receive any further compensation, including salary, bonuses, vacation pay, or employee benefits after the Cessation Date, provided Employee is not waiving any rights to vested employee benefits, if any, as provided in applicable benefit plans.

     4. Release. In consideration of his receipt of the severance package set forth in Paragraph 2 of this Agreement, Employee hereby fully, forever, irrevocably, and unconditionally releases and discharges Employer, including Employer’s past and present officers, directors, stockholders, subsidiaries, affiliates, agents, employees, representatives, lawyers, administrators, spouses, and all persons acting by, through, under, or in concert with them (collectively, the “Released Parties”), from any and all claims or damages which he may have against them, or any of them, which could have arisen out of any act or omission occurring from the beginning of time to the effective date of this Agreement, whether now known or unknown, asserted or unasserted. This release includes, but is not limited to, any and all claims under Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Americans with Disabilities Act; the Fair Labor Standards Act, as amended; the Arizona Civil Rights Act; or under any other provision or theory of law, both in tort and in contract, and whether statutory or under the common law.

     5. Covenant Not to Sue. Employee warrants that he has no pending complaints, charges, or claims for relief against the Released Parties with any local, state, or federal court or administrative agency. Employee understands and agrees that this Agreement may be pled as a complete bar to any action or suit before any administrative body or court with respect to any complaint, charge, or claim under federal, state, local, or other law relating to any possible claim that existed or may have existed against the Released Parties arising out of any event occurring from the beginning of time through the effective date of this Agreement. In the event Employee acts inconsistent with the provisions of this Agreement, the Company, at its option, may require Employee to pay Employer the sum total of all payments made pursuant to this Agreement.

     6. Duty to Cooperate. Employee agrees to cooperate with Employer and its attorneys in connection with any threatened or pending litigation against Employer, and shall make himself available upon reasonable notice to prepare for and appear at deposition or at trial in connection

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with any such matters, provided that Employer and Employee are not adverse parties in any such litigation. Employer shall reimburse Employee for his reasonable out-of-pocket expenses in connection with his activities under this Section.

     7. Non-Disparagement. Employee agrees that neither he nor anyone acting on his behalf will make any derogatory or disparaging statement about the Released Parties, or any of them.

     8. Preservation of Company Confidential Information. Employee acknowledges that, during the course of his employment with Employer, he had access to, and became familiar with, information concerning Employer that Employer deems confidential, in that said information is non-public information which, if it became or were made public, might be disadvantageous to Employer. Such information includes, but is not limited to, employee information, business plans, financial matters, operational matters, corporate strategies, and the like. As a material inducement to cause Employer to enter into this Agreement, Employee agrees that he will not disclose to any third party, either directly or indirectly, any such confidential information.

     9. Return of Company Property. Simultaneously with his tender of this Agreement, bearing his signature, to Employer, Employee shall return to Employer all Employer property in his actual or constructive possession.

     10. Consultation with an Attorney. Employee specifically understands and acknowledges that the Age Discrimination in Employment Act of 1967, as amended, provides Employee the right to bring a claim against Employer if Employee believes that he has been discriminated against on the basis of age. Employee understands the rights afforded under this Act and agrees that he will not file any claim or action against Employer and/or Released Parties and waives any rights to assert a claim for relief available under this Act against Employer and/or Released Parties, including, but not limited to, back pay, front pay, attorneys’ fees, damages, reinstatement, or injunctive relief. Employer has advised Employee to consult with an attorney of his choosing prior to executing this Agreement. Employee represents and agrees that he has thoroughly discussed all aspects of his rights and this Agreement, including his waiver of claims under the Age Discrimination in Employment Act, with an attorney, to the extent he wished to do so.

     11. Review. A copy of this Agreement was delivered to Employee on October 8, 2004. Employee has been advised that he has twenty-one (21) days from the date he is presented with this Agreement to consider this Agreement. If Employee executes this Agreement before the expiration of twenty-one (21) days, he acknowledges that he has done so for the purpose of expediting the payment of severance benefits, and that he has expressly waived his right to take twenty-one (21) days to consider this Agreement.

     12. Revocation. Employee may revoke this Agreement for a period of seven (7) days after he signs it. Employee agrees that if he elects to revoke this Agreement, he will notify Employer in writing, via certified mail, on or before the expiration of the revocation period. Receipt of proper and timely notice of revocation by Employer cancels and voids this Agreement. Provided that Employee does not provide notice of revocation, this Agreement will become effective upon expiration of the revocation period.

     13. Confidentiality. Employee agrees that he will keep the terms and fact of this Agreement confidential. He will not disclose the existence of this Agreement or any of its terms to anyone except his immediate family, attorneys or accountants, unless required by law.

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     14. Amendment. This Agreement shall be binding upon the parties and may not be amended, supplemented, changed, or modified in any manner, orally or otherwise, except by an instrument in writing of concurrent or subsequent date signed by the parties.

     15. Entire Agreement. This Agreement may be executed in one or more counterparts, each of which, when executed, will be deemed an original. This Agreement contains and constitutes the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, and, except as otherwise provided herein, cancels all prior or contemporaneous oral or written understandings, negotiations, agreements, commitments, representations, and promises in connection herewith.

     16. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Arizona.

     17. Severability. Should any provision in this Agreement be declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms, or provisions shall not be affected, and the illegal or invalid part, term, or provision shall be deemed not to be a part of this Agreement.

     18. Effect of this Agreement. It is expressly understood and agreed that this Agreement shall not in any way be construed at any time or for any purpose as an admission by the parties that either of them has acted wrongfully with respect to the other.

     19. Attorneys’ Fees. Should any legal action be commenced arising out of this Agreement, the prevailing party in any such action shall be entitled to an award of attorneys’ fees incurred therein.

     By signing below, the parties acknowledge that they have carefully read and fully understand all of the provisions of this Agreement and that they are voluntarily entering into this Agreement.

ACTION PERFORMANCE COMPANIES, INC.

Dated: November 18, 2004		/s/ David M. Riddiford

	By:	David M. Riddiford
	Its:	Chief Financial Officer, Secretary & Treasurer

Dated: November 18, 2004		/s/ R. David Martin

	By:	R. David Martin

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EXHIBIT A

RESIGNATION LETTER

October 8, 2004

Board of Directors of
Action Performance Companies, Inc.
1480 S. Hohokam Drive
Tempe, AZ 85281-6915

Ladies and Gentlemen:

     I hereby resign from the positions set forth on Schedule I hereto of Action Performance Companies, Inc. and its subsidiaries, effective as of the date hereof.

Very truly yours,
/s/ R. David Martin

R. David Martin
Attachment

SCHEDULE I

Entity	Offices and Directorships Held
Action Performance Companies, Inc.	Director, Chief Financial Officer, Secretary, and Treasurer

Racing Collectables Club of America, Inc.	Director, Vice President, Secretary, and Treasurer

Action Racing Collectables, Inc.	Director, Vice President, Secretary, and Treasurer

Action Corporate Services, Inc.	Director and President

goracing Interactive Services, Inc.	Director, President, Secretary, and Treasurer

RYP, Inc.	Director, Vice President, Chief Financial Officer, Secretary, and Treasurer

AW Acquisition Corp.	Director, Vice President, Chief Financial Officer, Secretary, and Treasurer

Creative Marketing & Promotions, Inc.	Director, Vice President, Chief Financial Officer, Secretary, and Treasurer

goracing.com, inc.	Director, Chief Financial Officer, and Secretary

Action Sports Image, L.L.C.	Director, Chief Financial Officer, Secretary, and Treasurer of Action Performance Companies, Inc., the sole member

The Fan Club Company, L.L.C.	Director, Vice President, Secretary, and Treasurer of Action Performance Companies, Inc., the sole member

McArthur Towel and Sports, Inc.	Director, Vice President, Secretary, and Treasurer

Jeff Hamilton Collection, Inc.	Director, Secretary, and Treasurer

Trevco Trading Corp.	Director, Secretary, and Treasurer

Funline Merchandise Company, Inc.	Director, Executive Vice President, Secretary, and Treasurer

Action Performance Holding GmbH	Managing Director

APC Europe GmbH	Managing Director

EXHIBIT B-1

OPTIONS HELD

Optionee Statement

Exercisable as of 10/8/2004

Robert D. Martin
6513 E. Gainsborough Road
Scottsdale, AZ 85251 USA

SSN ###-##-####

				Options
				Granted or
	Expiration	Plan		Transferred	Option	Options	Options	Date
Grant Date	Date	ID	Grant Type	to	Price	Outstanding	Exercisable	Exercisable
8/2/2000	8/2/2010	003	Incentive	55,170	$5.4375	45,113	45,113	Current
8/2/2000	8/2/2010	003	Non-Qualified	44,830	$5.4375	29,887	29,887	Current
3/2/2001	3/2/2011	003	Incentive	18,390	$5.4375	18,390	18,390	Current
3/2/2001	3/2/2011	003	Non-Qualified	81,610	$5.4375	56,610	56,610	Current
7/11/2001	7/11/2011	003	Non-Qualified	50,000	$20.8000	50,000	50,000	Current
1/29/2002	1/29/2012	003	Non-Qualified	72,491	$39.8500	72,491	50,000	Current
							22,491 on	1/29/2005
1/29/2002	1/29/2012	003	Incentive	2,509	$39.8500	2,509	0	Current
							2,509 on	1/29/2005
1/31/2003	1/31/2013	003	Non-Qualified	69,325	$17.6200	69,325	25,000	Current
							25,000 on	1/31/2005
							19,325 on	1/31/2006
1/31/2003	1/31/2013	003	Incentive	5,675	$17.6200	5,675	0	Current
							5,675 on	1/31/2006
2/4/2004	2/4/2014	003	Non-Qualified	68,229	$14.7700	68,229	0	Current
							24,999 on	2/04/2005
							25,000 on	2/4/2006
							18,230 on	2/4/2007
2/4/2004	2/4/2014	003	Incentive	6,771	$14.7700	6,771	0	Current
							1 on	2/4/2005
							6,770 on	2/4/2007

Optionee Totals				475,000		425,000	275,000

EXHIBIT B-2

OPTIONS TO BE EXERCISED WITHIN 90 DAYS OF CESSATION DATE

Type	Option Price	Options Exercisable	Date Last Exercise
Incentive	$5.4375	63,503	01/07/04
Non-Qualified	$5.4375	86,497	01/07/04

EXHIBIT B-3

OPTIONS TO BE EXERCISED WITHIN ONE YEAR OF CESSATION DATE

Type	Option Price	Options Exercisable	Date Last Exercise
Non-Qualified	$20.800	50,000	10/07/05
Non-Qualified	$39.850	75,000	10/07/05
Non-Qualified	$17.620	50,000	10/07/05
Non-Qualified	$14.770	25,000	10/07/05